                    TABLE OF CONTENTS

Letter to Shareholders...........................   1
Performance Results..............................   4
Portfolio of Investments.........................   5
Statement of Assets and Liabilities..............   8
Statement of Operations..........................   9
Statement of Changes in Net Assets...............  10
Financial Highlights.............................  11
Notes to Financial Statements....................  12
Report of Independent Accountants................  16
Dividend Reinvestment Plan.......................  17

VCV ANR 12/96

                             LETTER TO SHAREHOLDERS

December 10, 1996

Dear Shareholder,
    The first ten months of 1996 have
been a mixed experience for most
municipal bond fund investors. The
continuation of the 1995 rally at the
beginning of this year was thwarted
early on as the economy gained
momentum, causing the bond market to                  [photo]
sell off. But by the second half of the
year, the pattern reversed. Growth
slowed and bonds recovered much of         DENNIS J. MCDONNELL AND DON G. POWELL
their earlier losses.
    This kind of volatility is not unusual, but it is difficult to predict and serves as a reminder to investors to maintain their long-term outlook. Bailing out during price declines and re-entering after market rebounds is often a losing strategy. We believe it is time in the market, not timing the market, that potentially maximizes long-term investment gains.
    Additionally, we believe our recent acquisition by Morgan Stanley Group Inc. will further help investors achieve their long-term goals. Morgan Stanley's strong global presence and commitment to superior investment performance complement our broad range of investment products, money management capabilities, and high level of service that we currently offer.

ECONOMIC OVERVIEW
    The economy has grown at a moderate pace this year, despite the second quarter's 4.7 percent surge. By the third quarter, growth slowed to 2.0 percent, near the level that prevailed early in the year. This moderation of economic activity, coupled with continued low inflation, eased fears of an interest rate hike by the Federal Reserve Board--fears that had dominated the market in early summer and pushed long-term bond yields above 7.0 percent.
    Once the market realized that the economy's pace had slowed, bond prices rose from their 1996 lows and yields fell as they moved in the opposite direction of bond prices. By the end of October, the 30-year Treasury bond yield was near 6.5 percent.
    During this recovery, municipal bonds rebounded even more than Treasuries, due to a steady demand that outpaced supply. Demand for California bonds was particularly strong because of the state's continuing economic improvement. As a result of that acceleration, the credit rating of California bonds was upgraded earlier this year. It is expected that on a nationwide basis there will be little or no increase in the total number of municipal bonds outstanding this year. The volume of new issues is expected to almost equal the volume of bonds that were redeemed or called.

                                                           Continued on page two

                                 [pie chart]

PORTFOLIO COMPOSITION BY CREDIT QUALITY AS OF OCTOBER 31, 1996

AAA                              71.6%
AA                                1.7%
A                                13.6%
BBB                              13.1%


Based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

PERFORMANCE SUMMARY

    Many closed-end municipal bond funds, such as this one, are currently offering higher after-tax yields than taxable income alternatives. The Trust generated a tax-exempt distribution of 5.82 percent(3), based on the closing stock price of $12.375 per common share as of October 31, 1996. For California residents in the combined federal and state income tax bracket of 43 percent, this distribution is equivalent to a yield of 10.21 percent(4) on a taxable investment.
    The Trust's one-year total return was 9.28 percent(1), including reinvestment of all dividends, reflecting a 3.1 percent increase in market price for the period ended October 31, 1996.

        Top Five Portfolio Holdings by Industry as of October 31, 1996

                    Transportation.................... 14.7%
                    Tax District...................... 13.1%
                    Water & Sewer..................... 12.5%
                    Higher Education.................. 11.9%
                    Public Building................... 10.7%

ECONOMIC OUTLOOK

    We believe Fed policy will remain unchanged through the end of the year. We look for the long Treasury bond to trade within a range of 6.25 and 6.75 percent and the 5-year Treasury to trade between 5.75 percent and 6.25 percent for the remainder of 1996. After that, interest rates could rise moderately if the economy rebounds to a 3.0 percent annual growth rate and inflation edges higher. Based upon this view of moderate growth and slightly higher inflation, we believe the outlook for fixed-income markets remains positive.
    Relatively stable interest rates early next year would be favorable for the leveraged structure of our closed-end funds, which involves borrowing short-term funds to purchase long-term municipal securities. Depending on the difference between long-term and short-term market rates, this structure provides opportunities for additional earnings over time.

                                                         Continued on page three

The leveraged capital structure of the Trust continues to provide common shareholders with above-market levels of dividend income. It should be noted, however, that the rise in short-term rates would have an unfavorable effect on common share performance.
    The bond market should find continued support from the results of the recent national elections. With a Democratic president and a Republican Congress, there should be checks on potential spending increases and tax cuts so the budget deficit does not balloon out of control. This split government should also help minimize chances of major tax reform, which would likely affect investment markets, including municipal bonds.
    The stock market is another factor that could influence the performance of the bond market in the coming year. If stocks suffer a protracted setback, the demand for bonds, including municipals, could increase.
    We will closely monitor any new developments in Washington and in the financial markets in order to evaluate their potential impact on the Trust. We believe that in the coming year, the municipal market will continue to be an attractive investment choice for investors seeking high current income. Thank you for your continued confidence in your investment with Van Kampen American Capital and for the privilege of working with you to help you achieve your financial goals.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.


[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED OCTOBER 31, 1996

      VAN KAMPEN AMERICAN CAPITAL CALIFORNIA VALUE MUNICIPAL INCOME TRUST
                           (NYSE TICKER SYMBOL--VCV)



 COMMON SHARE TOTAL RETURNS
One-year total return based on market price(1).............    9.28%
One-year total return based on NAV(2)......................    7.00%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
  price(3).................................................     5.82%
Taxable-equivalent distribution rate as a % of closing
common stock price(4)......................................    10.21%

 SHARE VALUATIONS

Net asset value............................................    $15.09
Closing common stock price.................................   $12.375
One-year high common stock price (03/07/96)................   $12.875
One-year low common stock price (06/19/96).................   $11.625
Preferred share rate(5)....................................    3.455%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 43% combined federal and state income tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1996
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                    Coupon    Maturity   Market Value
-------------------------------------------------------------------------------------------
          MUNICIPAL BONDS
          CALIFORNIA  89.4%
$1,000    California Edl Fac Auth Rev Harvey Mudd
          College.........................................  6.050%    12/01/08  $ 1,026,270
   575    California Edl Fac Auth Rev Univ of La Verne....  5.000     04/01/97      575,610
 2,000    California Edl Fac Auth Rev Univ of La Verne....  6.375     04/01/13    2,032,380
 3,250    California Maritime Infrastructure Auth Arpt Rev
          (AMBAC Insd)....................................  5.375     11/01/12    3,173,397
 1,750    California Pollutn Ctl Fin Auth Pollutn Ctl Rev
          IBM Proj Rfdg...................................  6.800     11/01/11    1,897,297
 2,000    California Pollutn Ctl Fin Auth Pollutn Ctl Rev
          Pacific Gas & Elec..............................  6.350     06/01/09    2,086,040
 1,000    California Rural Home Mtg Fin Auth Single Family
          Mtg Rev Mtg Bkd Secs Pgm Ser C (GNMA
          Collateralized).................................  7.500     08/01/27    1,113,410
   680    California Rural Home Mtg Fin Auth Single Family
          Mtg Rev Ser A2 (GNMA Collateralized)............  7.950     12/01/24      782,660
 2,670    California St Dept Wtr Res Cent Vly Proj Rev Wtr
          Sys Ser L Rfdg (MBIA Insd)......................  5.625     12/01/12    2,707,060
 3,000    California St Pub Wks Brd Energy Efficiency Rev
          Ser A (FSA Insd)................................  5.250     05/01/08    3,029,700
 3,000    California St Pub Wks Brd Lease Rev Dept of
          Corrections CA St Prison D Susanville (MBIA
          Insd)...........................................  5.375     06/01/18    2,870,670
 4,000    California St Pub Wks Brd Lease Rev Dept of
          Corrections Monterey Ser A (MBIA Insd)..........  6.400     11/01/10    4,329,720
 2,500    California St Pub Wks Brd Lease Rev Var Univ CA
          Proj Ser A......................................  5.800     10/01/03    2,649,475
 2,220    California St Pub Wks Brd Lease Rev Var Univ CA
          Proj Ser A......................................  5.800     11/01/04    2,350,336
 3,000    California St Pub Wks Brd Lease Rev Var Univ CA
          Proj Ser A (AMBAC Insd).........................  6.200     12/01/06    3,276,600
 2,400    California St Var Rate Cpn (AMBAC Insd).........  6.400     09/01/08    2,689,200
 1,000    California Statewide Cmntys Dev Corp Ctfs Partn
          Insd United Westn Med Cent......................  6.750     12/01/21    1,063,250
 1,000    California Statewide Cmntys Dev Huntington Mem
          Hosp (Connie Lee Insd)..........................  5.750     07/01/16    1,001,170
 2,515    Chino Basin, CA Regl Fin Auth Rev Muni Wtr Dist
          Swr Sys Proj Rfdg (AMBAC Insd)..................  7.000     08/01/07    2,937,118
 1,440    Chino Basin, CA Regl Fin Auth Rev Muni Wtr Dist
          Swr Sys Proj Rfdg (AMBAC Insd)..................  7.000     08/01/08    1,685,722
 2,000    Chino Hills, CA Ctfs Partn Wtr Sys Refinancing
          Proj (FGIC Insd)................................  5.600     06/01/18    1,971,580
 2,500    East Bay, CA Muni Util Dist Wtr Sys Rev Sub
          Rfdg............................................  6.000     06/01/12    2,552,450
 3,100    Foothill/Eastern Tran Agy Cap Apprec Sr Lien Ser
          A...............................................      *     01/01/27      456,754
 6,605    Foothill/Eastern Tran Corridor Agy CA Toll Rd
          Rev Sr Lien Ser A...............................      *     01/01/28      907,791
 1,770    Glendale, CA Hlth Fac Rev Mem Hosp & Hlth Cent
          Ser A (Connie Lee Insd).........................  5.625     11/15/15    1,747,574
 2,000    Imperial Irrig Dist CA Ctfs Partn Elec Sys Proj
          (MBIA Insd).....................................  6.750     11/01/11    2,221,060
 2,340    Inglewood, CA Redev Agy Tax Alloc Century Redev
          Proj
          Ser A Rfdg......................................  6.000     07/01/08    2,348,401

                                               See Notes to Financial Statements

                                October 31, 1996
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                    Coupon    Maturity   Market Value
-------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$1,000    Inland Empire Solid Waste Fin Auth CA Rev
          Landfill Impt Fin Proj Ser B (FSA Insd).........  6.000%    08/01/16  $ 1,016,340
 1,000    La Quinta, CA Redev Agy Tax Alloc Redev Proj
          Area No 1 Rfdg (MBIA Insd)......................  7.300     09/01/06    1,176,090
 1,740    La Quinta, CA Redev Agy Tax Alloc Redev Proj
          Area No 1 Rfdg (MBIA Insd)......................  7.300     09/01/07    2,051,773
 1,600    La Quinta, CA Redev Agy Tax Alloc Redev Proj
          Area No 1 Rfdg (MBIA Insd)......................  7.300     09/01/08    1,902,784
 2,000    Long Beach, CA Harbor Rev (MBIA Insd)...........  5.500     05/15/10    1,998,060
 2,000    Long Beach, CA Harbor Rev Ser A (MBIA Insd).....  7.250     05/15/19    2,126,680
 1,000    Los Angeles Cnty, CA Ctfs Partn (Embedded
          Swap)...........................................  7.450     11/01/01    1,059,340
 1,000    Los Angeles Cnty, CA Pub Wks Fin Auth Rev Cap
          Constr Rfdg (AMBAC Insd)........................  5.000     03/01/11      956,040
 3,250    Los Angeles Cnty, CA Tran Comm Sales Tax Rev
          Prop C 2nd Sr Ser A (MBIA Insd).................  6.250     07/01/13    3,451,630
 3,000    Los Angeles, CA Convention & Exhibition Cent
          Auth Lease Rev Ser A Rfdg (MBIA Insd)...........  5.150     08/15/08    3,009,240
 1,230    Merced, CA Irrig Dist Ctfs Partn Wtr Fac Proj...  6.400     11/01/10    1,282,496
 2,000    Monrovia, CA Redev Agy Tax Alloc Cent Redev Proj
          Area 1 Ser B Rfdg (AMBAC Insd)..................  6.700     05/01/21    2,187,680
 1,000    Montebello, CA Unified Sch Dist Ctfs Partn Cap
          Impts Proj......................................  6.300     06/01/11    1,030,990
 3,000    Mount Diablo, CA Hosp Dist Rev Ser A (Embedded
          Cap) (AMBAC Insd)...............................  5.125     12/01/23    2,705,430
 6,185    New Haven, CA Unified Sch Dist Cap Apprec Ser D
          (FGIC Insd).....................................      *     08/01/20    1,484,091
   265    Paradise, CA Irrig Dist Rev Ctfs Partn Wtr Sys
          Proj............................................  6.000     01/01/02      268,135
   335    Paradise, CA Irrig Dist Rev Ctfs Partn Wtr Sys
          Proj............................................  6.150     01/01/03      340,454
   340    Paradise, CA Irrig Dist Rev Ctfs Partn Wtr Sys
          Proj............................................  6.200     01/01/04      345,263
 3,455    Paradise, CA Irrig Dist Rev Ctfs Partn Wtr Sys
          Proj............................................  6.400     01/01/14    3,530,561
 2,040    Paramount, CA Redev Agy Tax Alloc Redev Proj
          Area No 1 Rfdg (MBIA Insd)......................  6.100     08/01/08    2,186,431
 2,000    Paramount, CA Redev Agy Tax Alloc Redev Proj
          Area No 1 Rfdg (MBIA Insd)......................  6.250     08/01/23    2,108,260
 5,000    Paramount, CA Redev Agy Tax Alloc Redev Proj
          Area No 1 Ser B (MBIA Insd).....................      *     08/01/26      718,250
 4,000    Port Oakland, CA Port Rev Ser A (BIGI Insd).....  7.600     11/01/16    4,148,720
 2,000    Port Oakland, CA Spl Fac Rev Mitsui O.S.K. Line
          Ltd Ser A.......................................  6.750     01/01/12    2,119,220
 2,150    Riverside, CA Elec Rev Rfdg (MBIA Insd).........  5.000     10/01/13    2,022,354
 1,500    Sacramento, CA Cogeneration Auth Cogeneration
          Proj Rev Procter & Gamble Proj..................  6.375     07/01/10    1,540,125
 1,000    Sacramento, CA Cogeneration Auth Cogeneration
          Proj Rev Procter & Gamble Proj..................  6.500     07/01/14    1,030,130

                                               See Notes to Financial Statements

                                October 31, 1996
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                    Coupon    Maturity   Market Value
-------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$2,000    Sacramento, CA Muni Util Dist Elec Rev Ser E
          (MBIA Insd).....................................  5.750%    05/15/22  $  2,000,600
 3,000    San Francisco, CA City & Cnty Intl Arpt Rev
          Second Ser Issue 12A (FGIC Insd)................  5.800     05/01/21     3,003,510
 3,000    San Francisco, CA City & Cnty Redev Agy
          Multi-Family Rev Hsg South Beach Proj Rfdg (GNMA
          Collateralized).................................  5.500     03/01/14     2,943,930
 1,320    San Marcos, CA Pub Fac Auth Rev Pub Impt Civic
          Cent Ser A Rfdg.................................  5.900     08/01/03     1,362,649
 1,200    San Marcos, CA Pub Fac Auth Rev Pub Impt Civic
          Cent Ser A Rfdg.................................  6.150     08/01/13     1,205,328
 1,250    San Mateo Cnty, CA Jt Pwrs Fin Auth Lease Rev
          San Mateo Cnty Hlth Care Cent Ser A (FSA
          Insd)...........................................  5.600     07/15/04     1,316,150
 2,000    San Mateo Cnty, CA Jt Pwrs Fin Auth Lease Rev
          San Mateo Cnty Hlth Care Cent Ser A (FSA
          Insd)...........................................  5.700     07/15/05     2,113,580
 2,000    San Mateo Cnty, CA Jt Pwrs Fin Auth Lease Rev
          San Mateo Cnty Hlth Care Cent Ser A (FSA
          Insd)...........................................  5.800     07/15/06     2,121,680
 4,680    South Orange Cnty, CA Pub Fin Auth Spl Tax Rev
          Sr Lien Ser A Rfdg (MBIA Insd)..................  7.000     09/01/07     5,470,171
 2,000    Sunnyvale, CA Fin Auth Utils Rev Wastewtr Reuse
          & Sludge Ser A (MBIA Insd)......................  6.300     10/01/17     2,098,780
 2,400    Tulare Cnty, CA Ctfs Partn Cap Impt Pgm Ser A
          (MBIA Insd).....................................  6.000     02/15/16     2,480,304
 2,000    University of CA Rev Multi Purp Projs Ser C Rfdg
          (AMBAC Insd)....................................  5.125     09/01/13     1,912,900
 2,955    University of CA Rev Multi Purp Projs Ser D
          (MBIA Insd)..................................... 10.000     09/01/02     3,763,813
                                                                                ------------
                                                                                 135,072,657
                                                                                ------------
          PUERTO RICO  8.2%
 3,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser
          V Rfdg..........................................  6.625     07/01/12     3,226,320
 2,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser
          W Rfdg..........................................  5.500     07/01/17     1,910,740
 5,000    Puerto Rico Comwlth Hwy & Tran Ser Y (Embedded
          Cap) (FSA Insd).................................  5.730     07/01/21     5,477,550
 1,700    Puerto Rico Comwlth Ser A Rfdg..................  6.250     07/01/10     1,768,493
                                                                                ------------
                                                                                  12,383,103
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS  97.6%
  (Cost $140,429,670) (a)....................................................    147,455,760
SHORT-TERM INVESTMENTS AT AMORTIZED COST  0.7%...............................      1,000,000
OTHER ASSETS IN EXCESS OF LIABILITIES  1.7%..................................      2,542,994
                                                                                ------------
NET ASSETS  100.0%...........................................................   $150,998,754
                                                                                ------------

*Zero coupon bond

(a) At October 31, 1996, cost for federal income tax purposes is $140,429,670; the aggregate gross unrealized appreciation is $7,201,998 and the aggregate gross unrealized depreciation is $175,908, resulting in net unrealized appreciation of $7,026,090.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1996
--------------------------------------------------------------------------------

ASSETS:
Investments, at Market Value (Cost $140,429,670) (Note 1)..............   $147,455,760
Short-Term Investments (Note 1)........................................      1,000,000
Interest Receivable....................................................      2,776,570
Cash...................................................................         71,363
Unamortized Organizational Expenses (Note 1)...........................          7,463
Other..................................................................          2,099
                                                                          ------------
      Total Assets.....................................................    151,313,255
                                                                          ------------
LIABILITIES:
Payables:
  Investment Advisory Fee (Note 2).....................................         82,683
  Income Distributions--Common and Preferred Shares....................         32,252
  Administrative Fee (Note 2)..........................................         25,441
  Affiliates (Note 2)..................................................          1,785
Accrued Expenses.......................................................        123,268
Deferred Compensation and Retirement Plans (Note 2)....................         49,072
                                                                          ------------
      Total Liabilities................................................        314,501
                                                                          ------------
NET ASSETS.............................................................   $150,998,754
                                                                          ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000 shares, 1,200
  issued with liquidation preference of $50,000 per share) (Note 5)....   $ 60,000,000
                                                                          ------------
Common Shares ($.01 par value with an unlimited number of shares
  authorized, 6,029,844 shares issued and outstanding).................         60,298
Paid in Surplus........................................................     88,589,917
Net Unrealized Appreciation on Investments.............................      7,026,090
Accumulated Undistributed Net Investment Income........................        802,868
Accumulated Net Realized Loss on Investments...........................     (5,480,419)
                                                                          ------------
      Net Assets Applicable to Common Shares...........................     90,998,754
                                                                          ------------
NET ASSETS.............................................................   $150,998,754
                                                                          ============
NET ASSET VALUE PER COMMON SHARE ($90,998,754 divided
  by 6,029,844 shares outstanding).....................................   $      15.09
                                                                          ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended October 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest...............................................................   $  8,507,978
                                                                          ------------
EXPENSES:
Investment Advisory Fee (Note 2).......................................        971,557
Administrative Fee (Note 2)............................................        298,941
Preferred Share Maintenance (Note 5)...................................        175,837
Trustees Fees and Expenses (Note 2)....................................         24,444
Legal (Note 2).........................................................         10,899
Amortization of Organizational Expenses (Note 1).......................          5,011
Other..................................................................        178,625
                                                                          ------------
    Total Expenses.....................................................      1,665,314
                                                                          ------------
NET INVESTMENT INCOME..................................................   $  6,842,664
                                                                          ============
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Net Realized Gain on Investments.......................................   $  1,452,970
                                                                          ------------
Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period..............................................      7,188,801
  End of the Period:
    Investments........................................................      7,026,090
                                                                          ------------
Net Unrealized Depreciation on Securities During the Period............       (162,711)
                                                                          ------------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES.........................   $  1,290,259
                                                                          ============
NET INCREASE IN NET ASSETS FROM OPERATIONS.............................   $  8,132,923
                                                                          ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended October 31, 1996 and 1995
--------------------------------------------------------------------------------

                                                     Year Ended        Year Ended
                                                  October 31, 1996  October 31, 1995
------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.........................      $  6,842,664     $  6,777,039
Net Realized Gain/Loss on Securities..........         1,452,970       (1,038,644)
Net Unrealized Appreciation/Depreciation on
  Securities During the Period................          (162,711)      14,371,277
                                                    ------------     ------------
Change in Net Assets from Operations..........         8,132,923       20,109,672
                                                    ------------     ------------
Distributions from Net Investment Income:
  Common Shares...............................        (4,341,381)      (4,667,035)
  Preferred Shares............................        (2,055,135)      (2,424,795)
                                                    ------------     ------------
Total Distributions...........................        (6,396,516)      (7,091,830)
                                                    ------------     ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES..................................         1,736,407       13,017,842
NET ASSETS:
Beginning of the Period.......................       149,262,347      136,244,505
                                                    ------------     ------------
End of the Period (Including undistributed net
  investment income of $802,868 and $356,720,
  respectively)...............................      $150,998,754     $149,262,347
                                                    ============     ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                           April 30, 1993
                                                                            (Commencement
                                               Year Ended October 31        of Investment
                                            ----------------------------   Operations) to
                                             1996      1995      1994     October 31, 1993
-------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period (a).............. $14.803   $12.644    $15.812            $14.714
                                             ------    ------     ------             ------
  Net Investment Income....................   1.135     1.124      1.124               .424
  Net Realized and Unrealized Gain/Loss on
    Securities.............................    .214     2.211     (3.133)             1.018
                                             ------    ------     ------             ------
Total from Investment Operations...........   1.349     3.335     (2.009)             1.442
                                             ------    ------     ------             ------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders............    .720      .774       .828               .276
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders.........................    .341      .402       .265               .068
  Distributions from Net Realized Gain on
    Securities (Note 1):
    Paid to Common Shareholders............     -0-       -0-       .055                -0-
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders.........................     -0-       -0-       .011                -0-
                                             ------    ------     ------             ------
Total Distributions........................   1.061     1.176      1.159               .344
                                             ------    ------     ------             ------
Net Asset Value, End of the Period......... $15.091   $14.803    $12.644            $15.812
                                             ======    ======     ======             ======
Market Price Per Share at End of the
  Period................................... $12.375   $12.000    $11.125            $14.750
Total Investment Return at Market Price
  (b)......................................   9.28%    15.04%    (19.23%)              .18%*
Total Return at Net Asset Value (c)........   7.00%    23.85%    (14.93%)             7.28%*
Net Assets at End of the Period (In
  millions)................................ $ 151.0   $ 149.3    $ 136.2            $ 155.3
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares..............   1.86%     1.96%      1.89%              1.56%
Ratio of Expenses to Average Net Assets....   1.11%     1.14%      1.11%              1.14%
Ratio of Net Investment Income to Average
  Net Assets Applicable to Common
  Shares (d)...............................   5.36%     5.25%      6.02%              4.68%
Portfolio Turnover.........................     33%       41%        93%                36%*

(a) Net asset value at April 30, 1993, is adjusted for common and preferred share offering costs of $.286 per common share.

(b) Total investment return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total return at net asset value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net investment income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

 * Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1996
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital California Value Municipal Income Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on April 30, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At October 31, 1996, there were no when issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                                October 31, 1996
--------------------------------------------------------------------------------

D. ORGANIZATIONAL EXPENSES--The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization in the amount of $25,000. These costs are being amortized on a straight line basis over the 60 month period ending April 29, 1998. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1996, the Trust had an accumulated capital loss carryforward for tax purposes of $5,480,419 which will expire between October 31, 2002 and 2003.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    For the year ended October 31, 1996, 99.7% of the income distributions made by the Trust were exempt from federal income taxes. In January, 1997, the Trust will provide tax information to shareholders for the 1996 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include

                                October 31, 1996
--------------------------------------------------------------------------------

record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended October 31, 1996, the Trust recognized expenses of approximately $13,600 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

    At October 31, 1996, VKAC owned 6,700 common shares of the Trust.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $48,350,666 and $48,687,340, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust uses Indexed Securities, a type of derivative instrument, as a hedge against a rise in short-term interest rate which are paid on the Trust's preferred shares. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly.

    The following types of Indexed Securities are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    A. An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level.

    B. An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the security's fixed swap rate and the floating swap index.

                                October 31, 1996
--------------------------------------------------------------------------------

5. PREFERRED SHARES

The Trust has outstanding 1,200 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every seven days through an auction process. The rate in effect on October 31, 1996, was 3.455%. During the year ended October 31, 1996, the rates ranged from 2.500% to 5.500%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen American Capital California Value Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital California Value Municipal Income Trust (the "Trust"), including the portfolio of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital California Value Municipal Income Trust as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
December 11, 1996

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Pace Fund
Growth & Income
   Balanced Fund
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income


TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free
     Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal
     Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

THE GOVETT FUNDS
   Emerging Markets Fund
   Global Income Fund
   International Equity Fund
   Latin America Fund
   Pacific Strategy Fund
   Smaller Companies Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

      VAN KAMPEN AMERICAN CAPITAL CALIFORNIA VALUE MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as
  defined in the Investment Company Act of 1940.
(C) Van Kampen American Capital Distributors, Inc.,
    1996 All rights reserved.
(SM) denotes a service mark of
     Van Kampen American Capital Distributors, Inc.

                          RESULTS OF SHAREHOLDER VOTES

An Annual Meeting of Shareholders of the Trust was held on May 23, 1996, where shareholders voted on the election of trustees and the selection of independent public accountants. With regard to the election of Don G. Powell as elected trustee by the common shareholders of the Trust, 3,792,523 shares voted in his favor, 188,978 withheld. With regard to the election of Hugo F. Sonnenschein as elected trustee by the common shareholders of the Trust, 3,794,023 shares voted in his favor, 187,478 withheld. With regard to the election of Theodore A. Myers as elected trustee by the preferred shareholders of the Trust, 1,030 shares voted in his favor, 4 withheld. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Trust, 3,810,110 voted in favor, 126,589 voted against and 45,836 abstained.

A Special Meeting of Shareholders of the Trust was held on October 23, 1996, where shareholders voted on a new investment advisory agreement and changes to investment policies. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Trust, 4,667,579 shares voted for the proposal, 132,249 voted against and 150,918 abstained. With regard to the approval of certain changes to the Trust's fundamental investment policies with respect to investment in other investment companies, 2,361,190 shares voted for the proposal, 148,117 voted against and 157,578 abstained.

      VAN KAMPEN AMERICAN CAPITAL CALIFORNIA VALUE MUNICIPAL INCOME TRUST

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                                       20